Exhibit 99.1

          Third Wave Reports Ongoing Improvement in Third Quarter 2003


    MADISON, Wis., Oct. 23 /PRNewswire-FirstCall/ -- Third Wave Technologies

Inc. (Nasdaq: TWTI) today reported total revenues of $9.4 million and a net loss of $1.4 million, or ($0.04) per diluted share, for the third quarter ended Sept. 30, 2003.  The company had total revenues of $5.0 million and a net loss of $26.9 million, or ($0.68) per diluted share, for the same period of 2002. Third Wave ended the third quarter of 2003 with a cash balance of

$55.9 million.

    "As we began 2003, Third Wave committed to improving our performance,

burning less cash and increasing our gross margin," said Lance Fors, Ph.D.,

chairman and chief executive officer of Third Wave.  "We delivered on our commitment with Third Wave's strong third-quarter results."

    Third Wave's gross margin improved to 65 percent for the quarter ended

Sept. 30, 2003.  The third quarter of 2003 marked the fourth consecutive quarter for which the company has reported a gross margin of more than

60 percent.

    Total operating expenses decreased to $10.5 million for the quarter ended

Sept. 30, 2003, from $31.7 million for the same period of 2002.  Total operating expenses for the prior-year period included a predominantly non-cash restructuring and impairment charge of $19.1 million.  The company's operating loss improved to $1.1 million for the third quarter of 2003, down from $26.7 million for the same period of 2002.

    "Third Wave came very close to achieving a significant milestone --

reaching cash-flow break-even -- as we burned a nominal amount of cash in operations this quarter," said John Puisis, president and chief operating officer of Third Wave.  "But more importantly, we have stabilized our cash burn during the past four quarters as Third Wave transitions to a competitive,

molecular diagnostics operating company.  We continue to focus on building a molecular diagnostic products pipeline and customer acceptance of our Invader technology platform without significant cash burn."



    Conference Call

    Company management will host a conference call on Thursday, Oct. 23, 2003,

at 10 a.m. EDT to discuss third-quarter results and ongoing corporate activities. Domestic callers should dial (800) 901-5218 and international callers should dial (617) 786-4511.  The access code for both domestic and international callers is 41349900.  Please dial in five to 10 minutes prior to the start of conference call.  A live webcast and a replay of the conference call will be available at www.twt.com .  The conference call, webcast and replay are open to all interested parties.



    About Third Wave Technologies

    Third Wave Technologies is a leading provider of molecular diagnostic products. Third Wave's Invader(R) technology offers a cost-effective platform that provides exceptional accuracy, scalability and ease of use.  For more information about Third Wave and its products, please visit the company's website at www.twt.com .



    All statements in this news release that are not historical are forward-

looking statements within the meaning of the Securities Exchange Act of 1934 as amended. Such forward-looking statements are subject to factors that could cause actual results to differ materially for Third Wave from those projected.

Those factors include risks and uncertainties relating to technological approaches of Third Wave and its competitors, product development,

manufacturing, market acceptance, cost and pricing of Third Wave products,

dependence on collaborative partners and commercial customers, successful performance under collaborative and commercial agreements, competition, the strength of the Third Wave intellectual property, the intellectual property of others and other risk factors identified in the documents Third Wave has filed, or will file, with the Securities and Exchange Commission. Copies of the Third Wave filings with the SEC may be obtained from the SEC Internet site at www.sec.gov.  Third Wave expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Third Wave's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.  Third Wave Technologies, Invader and the Third

Wave logo are trademarks of Third Wave Technologies, Inc.





                           Third Wave Technologies, Inc

                             Statement of Operations

                   (In thousands, except for per share amounts)

                                   (Unaudited)



                             Three Months Ended         Nine Months Ended

                                September 30,              September 30,

                             2003          2002         2003          2002

    Revenues:

      Product               $8,992        $4,599      $25,693       $23,203

      Development              250           400          750         1,203

      License & royalty        112             0          166             0

      Grant                      0            24           54           332

                             9,354         5,023       26,663        24,738



    Operating expenses:

      Cost of goods sold

        Product cost of

         goods sold          2,884         3,937        8,595        17,251

        Intangible

         amortization          376           483        1,129         1,448

      Total cost of

       goods sold            3,260         4,420        9,724        18,699



      Research and

       development           2,791         2,550        8,202        10,631

      Selling and

       marketing             2,108         2,445        6,994         7,265

      General and

       administrative        2,322         3,197        8,136         9,002

      Restructuring              0        14,309            0        14,309

      Impairment loss            0         4,810            0         4,810

                             7,221        27,311       23,332        46,017



    Total operating

     expenses               10,481        31,731       33,056        64,716



    Loss from operations    (1,127)      (26,708)      (6,393)      (39,978)



    Other income (expense):

      Interest income          118           238          449           797

      Interest expense         (57)         (132)        (241)         (805)

      Other                   (369)         (329)        (335)         (392)

                              (308)         (223)        (127)         (400)



    Net loss               ($1,435)     ($26,931)     ($6,520)     ($40,378)



    Net loss per share -

     basic and diluted      ($0.04)       ($0.68)      ($0.16)       ($1.02)



    Weighted average shares

     outstanding, basic

     and diluted            39,803        39,473       39,689        39,433





                           Third Wave Technologies, Inc

                                  Balance Sheets

                                   (Unaudited)



                                                 September 30    December 31

                                                      2003           2002

    Assets:

      Cash, cash equivalents,

       and short-term investments                    $55,939        $60,315

      Other current assets                             6,088          5,531

      Equipment and leasehold

       improvements, net                               9,088         10,923

      Intangible assets,

       net of amortization                             6,027          7,156

      Goodwill and indefinite

       lived intangible assets                         1,497          1,497

      Other assets                                     3,131          3,801

        Total assets                                 $81,770        $89,223



    Liabilities and shareholders' equity

      Accounts payable, accrued expenses

       and other liabilities                         $12,313        $13,462

      Deferred revenue                                   226            946

      Debt                                             9,513          9,528

      Shareholders' equity                            59,718         65,287

        Total liabilities

         and shareholders' equity                    $81,770        $89,223



SOURCE  Third Wave Technologies Inc.

    -0-                             10/23/2003

    /CONTACT:  Rod Hise of Third Wave Technologies Inc., +1-608-663-4010/

    /Web site:  http://www.twt.com /

    (TWTI)



CO:  Third Wave Technologies Inc.

ST:  Wisconsin

IN:  CPR HEA MTC

SU:  ERN CCA